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SCHEDULE 14A—INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
SafeNet, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SAFENET, INC.
8029 Corporate Drive
Baltimore, Maryland 21236

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 22, 2002 AT 10:30 A.M.

TO THE STOCKHOLDERS OF SAFENET, INC.

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SafeNet, Inc. (the "Company") will be held at the Company's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236 at 10:30 a.m. on July 22, 2002 for the following purposes:

  1.
  To elect six (6) directors, each to hold office until their respective successors shall have been duly elected or appointed.

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

  3.
  To increase the number of shares in the Company's 2001 Omnibus Stock Plan from 1,000,000 to 1,600,000 shares.

  4.
  To approve the Company's Employee Stock Purchase Plan.

  5.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Company's common stock, $.01 par value, is the only issued and outstanding class of stock. Only holders of record at the close of business on May 24, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. All holders are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please fill in, date and sign the accompanying proxy and mail it promptly in the enclosed envelope. If you decide to attend the meeting and vote in person, you may then withdraw your proxy.

        Enclosed is a copy of the Annual Report on Form 10-K for the year ended December 31, 2001 along with a proxy statement and a proxy card.

                      By Order of the Board of Directors,

                      Carole D. Argo
                      Secretary

April 25, 2002
Baltimore, Maryland

SAFENET, INC.
8029 Corporate Drive
Baltimore, Maryland 21236

Proxy Statement

Annual Meeting Of Stockholders
To be held July 22, 2002

        This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of SafeNet, Inc. (the "Company"), a Delaware corporation, for use at the Annual Meeting of stockholders to be held on July 22, 2002 and at any postponements or adjournments thereof. This material is first being mailed to holders on or about May 31, 2002.

        The Company's common stock, $.01 par value (the "Common Stock"), is the only issued and outstanding class of stock. Only stockholders of record at the close of business on May 24, 2002 will be entitled to notice of and to vote at the meeting. At the close of business on April 25, 2002, the Company had 7,686,700 shares of Common Stock outstanding.

        The cost of the solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail, telephone, facsimile or electronic mail by directors, officers and other employees of the Company without additional compensation therefor. The Company may also agree to pay banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy material to beneficial owners of the Company's Common Stock.

        Stockholders are entitled to one vote for each share held. There is no cumulative voting for the election of directors. Any proxy given may be revoked by a stockholder at any time before it is voted by filing a written revocation notice with the Secretary of the Company or by duly executing a proxy bearing a later date. Any stockholder present at the meeting who desires to vote his or her shares in person may also revoke a proxy.

        The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the meeting. Subject to any revocations, all shares represented by properly executed proxies will be voted in accordance with the directions on the proxy. If no direction is made, the proxy will be voted "FOR" all proposals contained herein. Proxies marked "abstain" will be treated as present and entitled to vote for the purpose of determining a quorum is present, but will not be voted with respect to any proposal marked "abstain". If a proxy returned by a bank, broker, nominee or other fiduciary indicates that they do not have discretionary authority to vote some or all of the shares covered thereby with respect to a given proposal and do not otherwise authorize the voting of such shares, such shares, or "non-votes", will be considered to be present. Under applicable Delaware law, in determining whether a proposal has received the requisite number of affirmative votes, abstentions and non-votes will be counted and will have the same effect as a vote against that proposal.

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

        As to the proposed ratification of Ernst & Young LLP as independent auditors of the Company submitted for stockholder action in Proposal 2, the ratification to increase the number of shares in the Company's 2001 Omnibus Stock Plan submitted for stockholder action in Proposal 3, the approval of the Company's Employee Stock Purchase Plan submitted for stockholder action in proposal 4 and all other matters that may properly come before the annual meeting, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" from voting on the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either broker non-votes or proxies marked "ABSTAIN" as to that matter.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        A Board of Directors consisting of six directors is to be elected by the stockholders at the annual meeting to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The six directors nominated for election at the annual meeting are: Anthony A. Caputo, Thomas A. Brooks, Shelley A. Harrison, Ira A. Hunt, Jr., Bruce R. Thaw and Andrew E. Clark. The Board of Directors has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors.

        The following information is submitted concerning the nominees for election as directors based upon information received by the Company from such persons:

Name	Age	Office	Director Since
Anthony A. Caputo	60	Chairman, Chief Executive Officer and President	1986
Thomas A. Brooks	65	Director	1998
Andrew E. Clark	39	Director	2001
Shelley A. Harrison	59	Director	1999
Ira A. Hunt, Jr.	77	Director	1990
Bruce R. Thaw	49	Director	1990

        Anthony A. Caputo, the Chairman, Chief Executive Officer and President of the Company, has been a director of the Company since November 1986. Until 1986, Mr. Caputo was CEO of TACT Technology, a network security firm that he founded in 1982. Mr. Caputo has over 30 years experience in the computer industry, in marketing and management capacities. In June 1993, Mr. Caputo was named Maryland's High Tech Entrepreneur of the Year. He has served as an officer of several publicly traded companies including International Mobile Machines, Inc., Comshare, Inc. and Value Software, now part of Computer Associates, Inc. He is currently a director of Oleran Network Solutions, Inc.

        Thomas A. Brooks has been a director of the Company since July 1998. Mr. Brooks held various executive positions with AT&T from 1991 through 1999. In 1992, he was appointed Director of the Special Accounts Business Unit of Federal Systems Advanced Technologies ("FSAT"). In 1993, he became acting Vice President, Information Systems within FSAT. In January 1994, he became Senior Vice President, AT&T Paradyne, and General Manager of AT&T Secure Products Business Unit. In January 1996, he was appointed Vice President of AT&T Government Markets and President of AT&T Technical Services Company. He retired from AT&T in 1999 and continues as a consultant to AT&T Government Markets. Mr. Brooks served 32 years as a U.S. Navy Intelligence officer, retiring from active military service as a Rear Admiral and Director of Naval Intelligence in 1991. In 1995, President Clinton appointed Mr. Brooks as one of three members of the Security Policy Advisory Board where he served through the end of the Clinton Administration. From 1995 to 1997, Mr. Brooks was a member of the Defense Policy Board. He also served on advisory boards for the Defense Intelligence Agency and the Office of Naval Intelligence. From 1999 to 2000, he was a member of the Federal Government Joint Security Commission. Mr. Brooks is a graduate of Fordham University, with a Master's degree from Fairleigh Dickenson University. He has done post Master's studies at George Washington

University and the University of California and has published several articles on cryptography in various technical publications. He serves on the Board of Directors of Navy Mutual Aid Association and several Intelligence professional associations.

        Andrew E. Clark is Chairman and President of Wheatfield Ventures, LLC, a private equity firm concentrating on early stage investing within the technology sector. Currently, Mr. Clark serves as Chairman of the Board of Oleran Network Solutions and Proation Systems, Inc. and is on the Board of Directors of Sphere Corporation and Velao.com. Mr. Clark also sits on the Advisory Board of Spring Capital Partners, L.P., a small business investment company providing subordinated mezzanine debt financing in the Mid-Atlantic region. From October 1997 through December 2000, Mr. Clark held various executive positions with Verio, Inc., including President of the eBusiness/Custom Web Development and East Regional business units. Prior to Verio, Mr. Clark served as Chief Executive Officer and Chairman of the Board for one of the original, regional Internet Service Providers that was acquired by Verio as part of that company's strategic business plan. Mr. Clark began his career as a professional at KPMG Peat Marwick. He received his B.S. degree in Accounting from Washington and Lee University and is a Certified Public Accountant in the State of Maryland.

        Shelley A. Harrison has been a director of the Company since 1999. He has served as Chief Executive Officer of SPACEHAB, Inc. since April 1996, Director since August 1987 and Chairman of the Board since August 1993. Dr. Harrison co-founded and served as Chairman and Chief Executive Officer of Symbol Technologies Inc. from 1973 to 1982. Dr. Harrison is a founder and Managing General Partner of PolyVentures I & II, high-technology venture capital funds organized in 1987 and 1991, respectively. Dr. Harrison was a Member of Technical Staff at Bell Telephone Laboratories and a Professor of Electrical Sciences at the State University of New York at Stony Brook. Dr. Harrison holds a Ph.D. and Master of Science degree in Electrophysics from Polytechnic University and a Bachelor's Degree of Electrical Engineering from New York University. He is a member of numerous honor societies, trade and industry organizations, and a technology advisor to governments, author of books and technical publications and holder of numerous patents. Dr. Harrison is also a member of the Boards of click21earn.com and NetManage, Inc., as well as several private technology companies.

        Ira A. Hunt, Jr. has been a director of the Company since December 1990. Mr. Hunt is a graduate of the U.S. Military Academy, West Point, New York. He served 33 years in various command and staff positions in the U.S. Army, retiring from active military service as a Major General in 1978. Subsequently, Mr. Hunt was President of Pacific Architects and Engineers in Los Angeles, California and a Vice President of Frank E. Basil, Inc. in Washington, D.C. Mr. Hunt has a Master of Science degree in civil engineering from the Massachusetts Institute of Technology; a Master of Business Administration degree from the University of Detroit; a Doctor of the University degree from the University of Grenoble, France; and a Doctor of Business Administration degree from George Washington University.

        Bruce R. Thaw has been a director of the Company since December 1990. From 1987 to March 31, 2000, Mr. Thaw served as general counsel to the Company. Mr. Thaw is currently President and Chief Executive Officer of Bulbtronics, Inc., a national distributor of specialty light sources and related products. Mr. Thaw was admitted to the bar of the State of New York in 1978 and the California State Bar in 1983. Mr. Thaw is also a director of Amtech Systems, Inc., a publicly-traded company engaged in the semiconductor industry, and Nastech Pharmaceutical Company, Inc., a publicly-traded company engaged in drug delivery technology.

Meetings of the Board of Directors and Committees

        The Company's Board of Directors has established an Audit Committee, which is comprised of Andrew E. Clark, Thomas A. Brooks and Ira A. Hunt, Jr. The purpose of the Audit Committee is to oversee the financial reporting process, the systems of internal accounting and financial controls, the performance of the Chief Financial Officer and the performance and independence of the Company's independent auditors, and to review and approve the plans for and results of the annual audit engagement. The Audit Committee recommends to the Board the appointment of a firm to serve as independent auditors, subject to ratification by the shareholders at the Annual Meeting. The Audit Committee is governed by a written charter. For more information regarding the Audit Committee, see Report of Audit Committee. The Committee held five meetings during 2001.

        The Company's Board of Directors has established a Compensation Committee, which is comprised of Thomas A. Brooks and Ira A. Hunt, Jr. The Compensation Committee establishes the general compensation policies of the Company, establishes specific compensation for each executive officer of the Company and administers the Company's Stock Option Plan. The Compensation Committee held two meetings in 2001.

        The Company named Shelley Harrison and Bruce Thaw to its newly created Nomination Committee during 2001. There were no meetings of the committee during the year. The Nominating Committee identifies, considers and evaluates candidates for election to the Board of Directors. Nominations from stockholders properly submitted in writing to the Company's Secretary will be submitted to the Nominating Committee for consideration. The Board of Directors held seven meetings during 2001. Every director attended at least 75% of the meetings of the Board and any committee on which they served during the year.

Compensation of Directors

        Effective upon the 2002 annual meeting, the Company will pay a meeting fee of $1,500 to each non-employee director for board meetings attended up to $10,000 annually. No fees are paid on telephonic board meetings. Members of the Audit and Compensation Committees are entitled to receive an additional $1,000 per meeting up to a maximum of $4,000 for the Audit Committee and $2,000 for the Compensation Committee,. The Company reimburses all directors for travel and other reasonable business expenses incurred in the performance of their services for the Company.

        At the beginning of each calendar year, each non-employee director of the Company, who attended at least 75% of the aggregate number of meetings of the Board during the previous calendar year and who stood for election at the preceding Annual Meeting is granted a stock option exercisable for 10,000 shares of Common Stock. The per share option price is the closing price on the grant date. The option has a five-year term and is fully vested on the grant date.

        Newly appointed directors receive an initial stock option grant for 10,000 shares of Common Stock. The per share option price is the closing price on the grant date. The option has a five-year term and is fully vested on the grant date.

UNLESS AUTHORITY IS WITHHELD, THE PROXIES WILL BE VOTED "FOR" THE ELECTION OF THE SIX NOMINEES NAMED ABOVE AS DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" ELECTION OF ALL OF THE SIX NOMINEES NAMED ABOVE AS DIRECTORS.

EXECUTIVE OFFICERS

        The executive officers of the Company as of the date of this Proxy Statement are set forth in the table below. All executive officers are appointed at the annual meeting or interim meetings of the Board of Directors. Each executive officer is appointed by the Board of Directors to hold office until his or her successor is duly appointed and qualified.

Name	Age	Office or Position Held
Anthony A. Caputo	60	Chairman, Chief Executive Officer and President
Michael M. Kaplan	58	Senior Vice President and Chief Technology Officer
Carole D. Argo	40	Senior Vice President, Chief Financial Officer, Secretary and Treasurer
William F. Geritz	37	Senior Vice President, Business Development
Sean R. Price	38	Senior Vice President, Worldwide Sales
Cees Jan Koomen	55	Senior Vice President, Embedded Security Division
Chris S. Fedde	51	Vice President, Enterprise Security Division

        Certain biographical information regarding the executive officers, except for Mr. Caputo (see Election of Directors), is set forth below:

        Michael M. Kaplan joined the Company in January 1996 as Senior Vice President, Technology and was appointed Senior Vice President and Chief Technology Officer in January 2001. Prior to joining SafeNet, Mr. Kaplan worked for AT&T Bell Laboratories ("Bell Labs") for 27 years. In his most recent assignment at Bell Labs, he was the Director of Secure Communications, where he led the design, development and support of AT&T's security products for voice, data and fax and video applications. In previous assignments with Bell Labs, Mr. Kaplan developed systems and managed teams responsible for building a wide variety of computer applications ranging from data base management systems to network operations support systems to data communications switching and transmission equipment. Early in his career, he led a software development team responsible for building virtual memory operating systems at International Computers LTD., in London. Mr. Kaplan holds a Master of Science in Mathematics degree from Adelphi University and a Bachelor of Arts in Mathematics degree from Queens College. Mr. Kaplan holds six patents for various aspects of telephone security devices and associated services.

        Carole D. Argo joined the Company in July 1999 as Senior Vice President and Chief Financial Officer. Ms. Argo was appointed Secretary and Treasurer in January 2000. Prior to joining the Company, Ms. Argo was Chief Financial Officer of Optelecom, Inc., a public company focusing on providing fiber optic equipment for video transmission, from August 1998 to July 1999. Previously, Ms. Argo was the Vice President of Finance and Operations for Byk Gardner, a color and appearance instrumentation company, for eight years. Ms. Argo has seven years of public accounting experience as an audit professional, most recently as an Audit Manager at Deloitte and Touche, LLP. She is a Certified Public Accountant and holds a Masters of Business Administration from Loyola College of Maryland and a Bachelor of Science in Accounting from the University of Arizona.

        William F. Geritz joined the Company in September 2000 as Senior Vice President and General Manager, VPN Products and was appointed Senior Vice President, Business Development in January 2002. Previously, Mr. Geritz spent over ten years at ICARUS Corporation, a knowledge based software division of Aspen Technologies, Inc., where he held several strategic executive management positions. In his most recent role as executive vice president, Mr. Geritz was responsible for the company's worldwide product strategy. Prior to this role, Mr. Geritz was vice president of ICARUS, where he built the international business through direct sales and reseller channels worldwide. Mr. Geritz also held several key roles in sales and marketing and a senior business development position. He holds a Bachelor of Arts degree in Economics from St. Mary's College of Maryland.

        Sean R. Price joined the Company in April 1997 as Vice President, North American Sales and was appointed Senior Vice President, Worldwide Sales in January 2002. Prior to joining SafeNet, Mr. Price was Vice President of Sales for Nuera Communications Inc., a leader in voice over Internet and Frame Relay technology, where he managed direct sales to carriers and end users as well as indirect sales through network oriented Value Added Resellers. From 1993 to 1995, he was Director, Worldwide Sales for Pacific Communication Sciences, Inc. Previously, Mr. Price held management positions at Primary Access Corporation, Network Equipment Technologies and Paine Webber. In December 2001, Mr. Price entered into a consent decree with the SEC regarding its investigation of the sale of stock by an acquaintance of Mr. Price, which resulted in no personal benefit to Mr. Price. Mr. Price agreed to a civil penalty and the entry of a permanent injunction against future violations of certain federal securities laws.

        C.J. Koomen joined the Company in January 2002 as Senior Vice President and General Manager, Embedded Security Division. Prior to joining SafeNet, Mr. Koomen was Chairman of Pijnenburg Securealink, Inc.("Securealink"). Prior to his employment with Securealink, Mr. Koomen was President and CEO of Philips Consumer Electronics' Digital Video and Home Networking Groups and Chairman of Philips Semiconductors North America. A published author, professor and award-winning engineer, Mr. Koomen received his Masters and PhD in Electrical Engineering and Technical Sciences from Delft University of Technology in The Netherlands.

        Chris S. Fedde joined the Company in February 2001 as Director of Corporate Product Management and Business Development Director for VPN Products. He was appointed Vice President and General Manager, Enterprise Security Division in January 2002. Prior to joining SafeNet, Mr. Fedde was Director of Secure Products at Harris, Corporation, where he started the security business and led its growth into a business unit. He was responsible for the general management of the custom ASIC security business and turnkey secure systems and managed the business development and engineering departments. Before his employment at Harris, Mr. Fedde was the Engineering Manager at Motorola, developing wireless two-way products for the global markets. Mr. Fedde holds several patents related to wireless technologies. Mr. Fedde received his Bachelor of Science in Engineering from the University of Iowa.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS

        The following table sets forth as of April 25, 2002 (unless otherwise specified) the beneficial ownership of the Company's Common Stock by persons known to the Company to be beneficial owners of more than five percent of the outstanding shares of the Company's Common Stock, each director, each of the current executive officers and by all executive officers and directors of the Company as a group.

Name (and Address of 5% owners)	Number of shares beneficially owned (1)	Percent
Anthony A. Caputo (6) 8029 Corporate Drive Baltimore, MD 21236	728,283	9.5%
Special Situations Funds L.P. (2) 153 East 53rd Street New York, NY 10022	706,967	9.3%
Kern Capital Management, LLC (3) 114 West 47th Street New York, NY 10036	705,800	9.2%
Pijnenburg Beheer N.V. (4) Boxtelseweg 26 5261 NE Vught The Netherlands	546,250	7.1%
Arbor Capital Management, LLC (5) One Financial Plaza 120 South Sixth Street Minneapolis, MN 55402	447,600	5.8%
Bruce R. Thaw (6)	266,668	3.5%
Michael M. Kaplan (6)	81,091	1.1%
Ira A. Hunt, Jr. (6)	56,668	(7)
Cees Jan Koomen (6)	53,750	(7)
Sean R. Price (6)	50,625	(7)
Carole D. Argo (6)	50,359	(7)
Shelley A. Harrison (6)	50,001	(7)
William F. Geritz (6)	42,000	(7)
Thomas A. Brooks (6)	36,668	(7)
Andrew E. Clark (6)	21,000	(7)
Chris S. Fedde (6)	6,250	(7)
All Current Executive Officers and Directors as a Group (12 persons) (6)	1,443,363	18.8%

(1)
The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options. Each beneficial owner's percentage ownership is determined by assuming that options or warrants held by such person (but not those held by any other person) and which are exercisable within 60 days have been exercised.

(2)
Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2002 by Special Situations Funds, L.P., a registered investment advisor. MGP Advisers Limited Partnership ("MGP"), a Delaware limited partnership, is the general partner of the Special Situations Fund III, LP, a Delaware limited partnership and owns 341,750 shares of SafeNet Common Stock. MG Advisers LLC ("MG"), a New York limited liability company, is the general partner of the Special Situations Private Equity Fund, LP, a Delaware limited partnership and owns 94,700 shares of SafeNet Common Stock. SST Advisers LLC, a Delaware limited liability company ("SST") is the general partner of the Special Situations Technology Fund, LP, a Delaware limited partnership and owns 158,484 shares of SafeNet Common Stock. AWM Investment Company, Inc., a Delaware corporation ("AWM") is the general partner of the Special Situations Cayman Fund, LP, a Cayman Islands limited partnership as well as the general partner of MGP and owns 112,033 shares of SafeNet Common Stock. Austin W. Marxe and David Greenhouse are the principal owners of MGP, MG and SST and are principally responsible for the selection, acquisition and disposition of the portfolios securities by the investment advisors on behalf of their fund.

(3)
Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2002 by Kern Capital Management, LLC, a registered investment advisor.

(4)
Based on information provided to the Company.

(5)
Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 8, 2002 by Arbor Capital Management, LLC, a registered investment advisor.

(6)
Includes shares issuable pursuant to outstanding stock options that may be exercised within 60 days from the date hereof as follows: 133,683 shares for Mr. Caputo; 46,668 shares for Mr. Thaw; 81,091 shares for Mr. Kaplan; 25,000 shares for Mr. Koomen; 50,625 shares for Mr. Price; 48,334 shares for Ms. Argo; 41,668 shares for Mr. Hunt; 42,000 shares for Mr. Geritz; 50,001 shares for Dr. Harrison; 35,668 shares for Mr. Brooks; 20,000 shares for Mr. Clark; 6,250 shares for Mr. Fedde and 580,988 shares for all officers and directors as a group.

(7)
Represents less than 1% of the outstanding shares of Common Stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the copies of such reports furnished to the Company and written representations from the executive officers and directors, the Company is unaware of any instances of noncompliance or late compliance with such filings during the fiscal year ended December 31, 2001 by its executive officers and directors.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding compensation paid by the Company during each of the Company's last three fiscal years to (1) the Company's Chief Executive Officer and (2) the other four most highly compensated executive officers of the Company whose aggregate cash compensation in fiscal year 2001 exceeded $100,000 (the "Named Executive Officers"):

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Options (Shares)
Anthony A. Caputo, Chairman, Chief Executive Officer and President	2001 2000 1999	344,000 332,750 302,500	0 192,000 123,750	0 0 0	211,600 80,000 0
Sean R. Price Senior Vice President, Worldwide Sales	2001 2000 1999	214,000 233,000 150,000	0 0 0	0 0 0	22,000 53,333 0
William F. Geritz, Senior Vice President, Business Development (2)	2001 2000 1999	205,000 61,000 0	0 38,000 0	0 0 0	22,000 80,000 0
Carole D. Argo, Senior Vice President, Chief Financial Officer, Secretary and Treasurer (3)	2001 2000 1999	166,000 161,000 68,750	0 75,000 26,250	0 0 0	62,000 33,000 40,000
Michael M. Kaplan, Senior Vice President, Chief Technology Officer	2001 2000 1999	118,000 192,000 180,000	0 93,000 49,500	0 0 0	12,100 60,000 0

(1)
Perquisites and other personal benefits to the Named Executive Officers were less than both $50,000 and 10% of the total annual salary and bonus reported for the Named Executive Officers, and therefore, information has not been included.

(2)
Mr. Geritz became an employee of the Company in September 2000.

(3)
Ms. Argo became an employee of the Company in July 1999.

        According to SEC rules, the table below sets forth the repricing of options for any executive officer of the company in the last 10 years.

Name	Title	Date	Shares of Common Underlying Shares Repriced	Market Price of Stock at Time of Repricing	Exercise Price at Time of Repricing	New Exercise Price	Length of Original Option Term Remaining at Time of Repricing
Michael Kaplan	SVP & CTO	1/15/96	50,000	$9.375	$20.625	$9.375	84 months

        The table below sets forth certain information with respect to stock options granted during fiscal year 2001 to the Named Executive Officers under the Company's employee stock option plans. The Company did not grant any stock appreciation rights in 2001.

Option Grants in Fiscal Year 2001

Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (4)

Name	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	5% ($)	10% ($)
Anthony A. Caputo	25,000 36,600 150,000	(1) (2) (3)	3.0 4.4 18.2	8.531 11.75 5.85	04/03/08 05/16/08 10/01/08	86,826 175,074 357,231	202,342 407,996 832,499
Sean R. Price	22,000	(2)	2.7	11.75	05/16/08	105,235	245,243
William F. Geritz	22,000	(2)	2.7	11.75	05/16/08	105,235	245,243
Carole D. Argo	45,000 17,000	(1) (2)	5.5 2.1	5.85 11.75	10/01/08 05/16/08	107,169 81,318	249,750 189,506
Michael M. Kaplan	12,100	(2)	1.5	11.75	05/16/08	57,880	134,884

(1)
The option becomes exercisable in cumulative annual installments of 25% of the shares on each of the first, second, third and fourth anniversaries of the grant date.

(2)
The option becomes exercisable as follows: 50% of the shares become exercisable six months after the grant date and the balance of shares become exercisable in equal monthly installments of 16.7% of the shares on each of the seventh, eighth, ninth, tenth, eleventh and twelfth month after the grant date.

(3)
The option becomes exercisable as follows: 50,000 shares vest on the one year anniversary of the grant date and the remaining shares vest 25% per year on each of the first, second, third and fourth anniversaries of the grant date.

(4)
The potential realizable value has been calculated in conformity with Security and Exchange Commission proxy statement disclosure rules and is not intended to forecast possible future appreciation of the Common Stock. No gain to the options is possible without stock price appreciation, which will benefit all shareholders. If the stock price does not increase above the exercise price, compensation to the named executive will be zero.

        The table below sets forth certain information with respect to options exercised by the Named Executive Officers during fiscal year 2001 and with respect to options held by the Named Executive Officers at the end of fiscal year 2001.

Aggregated Option Exercises in Last Fiscal Year
And Fiscal Year-End Option Values (1)

	Number of Securities Underlying Options Exercised (1)		Number of Securities Underlying Unexercised Options at December 31, 2001 (#)		Value of Unexercised In-the-Money Options at December 31, 2001 ($)(2)
Name		Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Anthony A. Caputo	0	0	85,516	256,084	650,934	2,579,940
Sean R. Price	0	0	32,979	49,021	194,536	165,163
William F. Geritz	0	0	32,833	69,167	92,269	65,911
Carole D. Argo	0	0	35,542	89,458	107,343	695,322
Michael M. Kaplan	0	0	47,059	55,041	320,007	271,567

(1)
No stock appreciation rights were exercised by any Company employee, executive officer or director in 2001, and there are no outstanding stock appreciation rights held by any employee, executive officer or director of the Company.

(2)
The value of unexercised stock options at December 31, 2001 is based on the last reported sale price of $18.94 for the Common Stock, as reported by the NASDAQ National Market on that date.

Employment Contracts, Termination of Employment and Change in Control Arrangements

        In December 2001, the Company and Mr. Caputo entered into a five-year employment agreement. Pursuant to the terms of the agreement, Mr. Caputo is to receive an annual salary of $329,422 adjusted annually based on a review by the Compensation Committee with a minimum annual increase of ten percent (10%). Mr. Caputo is also entitled to incentive compensation targeted at fifty percent (50)% of his applicable base salary if the Company's business objectives as set forth in the Company's annual business plan are achieved. During the term of Mr. Caputo's employment agreement the Company agrees to provide and fully fund a $2 million dollar Variable Life Insurance Policy.

        If the Company terminates Mr. Caputo's employment against his will and without cause, as defined in the agreement, he is entitled to salary and target incentive compensation accrued through the termination date plus the lesser of (i) $600,000 or (ii) the balance of his compensation under the contract to the end of the agreement computed using the latest applicable salary rate. Additionally, if the Company terminates Mr. Caputo's employment against his will and without cause, all stock options will become exercisable and will remain exercisable for a three-year period. In the event his employment with the Company is terminated within one year following the occurrence of a change in control, he is entitled to receive, in lieu of the severance payment otherwise payable, his annual salary multiplied by three, his then current target incentive compensation multiplied by three, the payment of all unpaid premiums which are required to fully fund the Executive's two million dollar Variable Life Insurance Policy, and all of his stock options under Company plans shall be fully vested and exercisable. If Mr. Caputo voluntarily terminates his employment then Mr. Caputo shall be entitled to receive accrued vacation and six month's severance pay.

        Mr. Price's employment offer letter provides for the payment of six months salary should the Company terminate his employment without cause.

        Mr. Geritz's employment offer letter provides for the payment of six months salary should the Company terminate his employment for any reason.

        Ms. Argo's employment offer letter provides for the payment of six months salary should the Company terminate her employment for any reason. In addition, if there is a change of control of the Company, any unexercised stock options are subject to accelerated vesting of 100% of unexercised shares.

        Mr. Kaplan's letter agreement provides for the payment of six months salary should the Company terminate his employment without cause.

        Mr. Koomen's employment offer letter provides for the payment of six months salary and moving expenses of up to $50,000 should the Company terminate his employment without cause.

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee for fiscal year 2001 was comprised of Thomas A. Brooks and Ira A. Hunt, Jr. The Company did not employ Messrs. Brooks and Hunt during 2001 or before.

Report of Compensation Committee on Executive Compensation

        The Compensation Committee of the Board of Directors (the "Committee") establishes the general compensation policies of the Company, specific compensation for each executive officer of the Company and administers the Company's Stock Option Plan. The Company's intent as administered through the Committee is to make the compensation packages of the executive officers of the Company sufficient to attract and retain persons of exceptional quality and to provide effective incentives to motivate and reward such executives for achieving the scientific, financial and strategic goals of the Company essential to the Company's long-term success and to growth in stockholder value. The Company's typical executive compensation package consists of three components: (1) base salary; (2) incentive cash bonuses; and (3) stock options.

Base Compensation

        The Committee's approach is to offer executive salaries competitive with those of other executives in the industry in which the Company operates. To that end, the Committee evaluates the competitiveness of its base salaries based upon information drawn from various sources, including published and proprietary survey data, consultants' reports and the Company's own experience recruiting and training executives and professionals. The Company's base salary levels are intended to be consistent with competitive practice and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company and the performance of the individual executive.

Bonuses

        In addition to base salary, executives are eligible to receive discretionary bonuses, from time to time, upon the achievement of certain scientific, financial and marketing milestones. The amount of the bonus and any performance criteria vary with the position and role of the executive within the Company. In addition, for all executives, the Committee, with the assistance of the Company's Chief Financial Officer, reviews the Company's actual financial performance against its internally budgeted performance in determining year-end bonuses, if any. However, the Committee does not set objective performance targets for employees other than executive officers.

Stock Option Grants

        The Company, from time to time, grants stock options in order to provide certain executives with a competitive total compensation package and to reward them for their contribution to the long-term price performance of the Company's Common Stock. Grants of stock options are designed to align the executive's interest with that of the stockholders of the Company. In awarding option grants, the Committee will consider, among other things, the amount of stock and options presently held by the executive, the executive's past performance and contributions, and the executive's anticipated future contributions and responsibilities.

Compensation for the Chief Executive Officer in 2001

        The Committee initially approved an annual salary for Mr. Caputo of $366,025 for 2001. During the year, senior management decided at the recommendation of the Compensation Committee to reduce their salaries by 10%. Based on Mr. Caputo's employment agreement, his incentive compensation is targeted at 50% of his current base salary and is based on achievement of the Company's business objectives as set forth in the Company's annual business plan. In determining the total bonus to be paid to Mr. Caputo, criteria the Committee considered included growth of the Company, development of new products, productivity improvement, customer satisfaction, financial performance and change in stockholder value. In making compensation decisions based on the criteria set forth above, the Committee believes that the compensation paid to Mr. Caputo is closely tied to the performance of the Company. The Committee based its compensation recommendations for 2001 primarily upon the results of operations and its effect on the stock price for the year.    The Committee did not grant a bonus for 2001.

Summary

        The Committee believes that the executive compensation aligns the interests of management with that of stockholders and focuses management's attention on the long-term successful operation of the Company. Each of the executive officers and directors has received stock options to purchase shares of Common Stock. In addition, Mr. Caputo is a significant stockholder of the Company. Consequently, a significant portion of the compensation of the executive officers and directors is dependent on the Common Stock price performance and maintenance of value in the marketplace.

Thomas A. Brooks and Ira A. Hunt, Jr.

Report of Audit Committee

        The undersigned members of the Audit Committee of SafeNet, Inc. oversee the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. Each member of the Audit Committee is an outside, non-employee director and is considered independent, as defined under the standards of the Nasdaq Audit Committee Rules. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the fiscal year ended December 31, 2001 with management, including a discussion of the quality and acceptability of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

        The Audit Committee also reviewed the audited financial statements with the Company's independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality and acceptability of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee discussed with the independent auditors their independence from management and the

Company, including the matters in the written disclosures and letter provided by the independent auditors as required by the Independence Standards Board and considered the compatibility of nonaudit services with the auditors' independence.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during fiscal year 2001 which were attended by all members.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

Andrew E. Clark, Audit Committee Chair, Thomas A. Brooks, Audit Committee Member and Ira A. Hunt, Jr., Audit Committee Member

AUDIT FEES

        The aggregate fees billed by Ernst & Young, LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $104,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

        There were no fees billed by Ernst & Young, LLP for professional services rendered for information technology services relating to financial information systems design and implementation during 2001.

ALL OTHER FEES

        The aggregate fees billed by Ernst & Young, LLP for services rendered to the Company, other than services described above, during 2001 were $69,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company did not utilize its officers or directors in any capacity outside of their roles on the board of directors.

STOCK PERFORMANCE CHART

        The chart below compares the total return (change in year-end stock price plus reinvested dividends) of the Company's Common Stock, the Total Return Index for the NASDAQ Stock Market (U.S.) and the NASDAQ Computer and Data Processing Services Stock Index. The graph assumes that $100 was invested in the Company's Common Stock and in each of the foregoing indices. The graph also assumes that all dividends were reinvested.

        There can be no assurance as to the future trends in the total return of the Company's Common Stock or of the foregoing indices. The Company does not make nor does it endorse any predictions as to future stock price performance.

Measurement Period Year Covered	SafeNet, Inc. ($)	Total Return Index for NASDAQ Stock Market (U.S.) ($)	NASDAQ Computer and Data Processing Services Stock Index ($)
1996	100.00	100.00	100.00
1997	67.01	121.64	121.55
1998	103.47	169.84	222.84
1999	227.78	315.20	456.88
2000	522.22	191.36	254.43
2001	210.44	151.07	192.64

PROPOSAL NO. 2

TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002

        The Board of Directors, based on the recommendation of the Audit Committee, selected Ernst & Young LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 2002, subject to ratification by the stockholders. Ernst & Young LLP will have a representative at the annual meeting who will have the opportunity to make a statement and who will be available to answer appropriate questions.

        It is understood that even if the recommendation is approved, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders.

        KPMG LLP ("KPMG") audited and reported on the consolidated financial statements of the Company for the two fiscal years ended December 31, 1999. On June 19, 2000, the Board of Directors terminated KPMG as principal accountants. At a meeting held on June 19, 2000, the Audit Committee of the Board recommended, and the Board of Directors of the Company approved, the engagement of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000 to replace KPMG, effective June 19, 2000. The audit reports of KPMG on the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1999, and in the subsequent interim period through June 19, 2000, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statements disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in its report.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

PROPOSAL NO. 3

TO INCREASE THE NUMBER OF SHARES IN THE 2001 OMNIBUS STOCK OPTION PLAN

        The Stockholders approved the 2001 Omnibus Stock Option Plan (the "2001 Plan") on May 16, 2001. The 2001 Plan is intended to provide employees and directors with an incentive to actively contribute to the Company's growth by enabling them to acquire a proprietary interest in the Company. The 2001 Plan, among other things, amended and restated the former 2000 Non-Qualified Stock Option Plan (the "2000 Plan") to reduce the number of shares previously authorized for issuance under the 2000 Plan to 400,000 from 800,000. There were options outstanding at that time for 357,218 shares under the 2000 Plan. The 2001 Plan made available a maximum of 1,000,000 shares for awards that could be made under the 2001 Plan. As a result of the reduction of shares authorized for issuance under the 2000 Plan to 400,000 shares from 800,000 shares and authorization of 1,000,000 shares available for issuance under the 2001 Plan, the net increase in the number of shares authorized for issuance under the plans when combined was 600,000, from 800,000 to 1,400,000.

        We are proposing that the shareholders approve an additional 600,000 shares that may be sold or optioned under the 2001 Plan.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES YOU TO VOTE FOR THE INCREASE IN NUMBER OF SHARES TO THE 2001 OMNIBUS STOCK OPTION PLAN

Reasons for increase

        The Company grants options to its employees and directors to maintain a competitive compensation package necessary to attract talented business professionals to join the Company. Based on this policy and the current number of shares available under the existing Plan, there are not enough shares left in the Plan to issue grants to the anticipated employees and directors in 2002. This is mainly as a result of the Company's recent acquisition of Pijnenburg Securealink, Inc. as well as its plans for new hires in 2002.

Summary of the 2001 Plan

        The following summary of the 2001 Plan does not purport to be complete. Any Stockholder of the Company who wishes to obtain a copy of the 2001 Plan may do so upon written request to the Company's Secretary, Carole D. Argo, at the Company's principal executive offices located at 8029 Corporate Drive, Baltimore, Maryland 21236.

Administration

        The Board of Directors of the Company or a committee appointed by the Board of Directors (hereinafter referred to as the "Board") will administer the 2001 Plan. The Board has full authority, subject to the provisions of the 2001 Plan, to award incentive stock options and nonstatutory stock options, restricted stock, stock appreciation rights, phantom stock or performance awards (collectively "Awards").

        Subject to the provisions of the 2001 Plan, the Board will determine at its sole discretion, among other things, the persons to whom from time to time Awards may be granted ("Participants"), the number of shares of Common Stock (the "Shares") and exercise price, if any, under the Awards, any restrictions or limitations on the Awards, including vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Awards. The interpretation and construction by the Board of any provisions of, or the determination of any questions arising under, the 2001 Plan or any rule or regulation established by the Board pursuant to the 2001 Plan, will be final, conclusive and binding on all persons interested in the 2001 Plan.

Shares Subject to the 2001 Plan

        If approved, the 2001 Plan will authorize the granting of Awards, up to a maximum of 1,500,000 shares to be acquired by the Participants. In order to prevent the dilution or enlargement of the rights of the Participants under the Plan, the number of shares authorized by the 2001 Plan and the number of shares subject to outstanding Awards are subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, reverse stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Award granted under the 2001 Plan is forfeited or terminated, the shares that were underlying such Award shall again be available for distribution in connection with Awards subsequently granted under the 2001 Plan.

Eligibility

        Subject to the provisions of the 2001 Plan, Awards may be granted to full-time employees of the Company or its subsidiaries, directors of the Company and consultants employed by the Company.

Effective Date and Term of 2001 Plan

        The 2001 Plan became effective on March 5, 2001, the date on which it was adopted by the Board of Directors. The 2001 Plan will terminate ten (10) years after the effective date, subject to earlier termination by the Board of Directors. No Award may be granted after March 5, 2010, but Awards previously granted may extend beyond such date.

Nature of Restricted Stock

        Restricted stock awards typically will be granted at no purchase price, although if required under applicable corporate law, the Board of Directors may establish a purchase price set at the par value of the Common Stock, payable in cash or by other means, including recognition of past employment. Shares of restricted stock are shares of Common Stock which the grantee is not entitled to sell or otherwise transfer until ownership of the shares vest. The vesting schedule for restricted stock will be determined by the Board of Directors upon grant. If so determined by the Board of Directors upon grant, recipients of restricted stock may receive certain other rights attaching to shares of Common Stock generally, such as dividend and voting rights, as of the date of grant or such later date as the Board may determine (but not later than the date of vesting for such stock). If the recipient of restricted stock ceases to be employed by the Company or any subsidiary of the Company before the vesting date comes, the restricted stock will be forfeited to the Company.

Nature of Options

        The 2001 Plan provides for the grant of options, which may be nonstatutory options, incentive stock options, or any combination of the foregoing. In general, options granted under the 2001 Plan are not transferable and have a term not to exceed ten (10) years from the date of grant. The per share exercise price of an incentive stock option granted under the 2001 Plan may not be less than the fair market value of the Common Stock on the date of grant. Incentive stock options granted to persons who have voting control over 10% or more of the Company's capital stock are granted at 110% of the fair market value of the underlying shares on the date of grant and expire five years after the date of grant.

Exercise of Options

        The 2001 Plan provides the Board with the sole discretion to determine when options granted there under will become exercisable. Generally, such options may be exercised after a period of time specified by the Board at any time prior to expiration, so long as the optionee remains employed by the Company, except in the case of termination without cause, death or disability, where special rules apply. No option granted under the 2001 Plan is transferable by the Participant other than by will or the laws of descent and distribution, and each option is exercisable during the lifetime of the optionee only by the optionee.

Nature of Stock Appreciation Rights

        Upon exercise, a stock appreciation right ("SAR") entitles the grantee to receive a payment equal to the product of the excess of the fair market value on the exercise date of a share of Common Stock over the base price per share specified in the grant agreement, multiplied by the number of shares with respect to which the SAR is exercised. SARs will be granted on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option). SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option award without the consent of the grantee.

Nature of Phantom Stock

        Phantom stock entitles the holder to an economic interest equivalent to the ownership of the underlying shares but not the rights of a stockholder.

Nature of Performance Awards

        Performance Awards become payable on account of attainment of one or more performance goals. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash by the Company upon attainment of the performance goals.

Agreements

        Awards granted under the 2001 Plan will be evidenced by agreements consistent with the 2001 Plan in such form as the Board may prescribe. Neither the 2001 Plan or agreements thereunder confer any rights to continued employment upon any Participant.

ERISA and the Code

        The Plan is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended ("Code") and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Amendments to the 2001 Plan

        The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the 2001 Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Award, without the Participant's consent, and no amendment may be made without shareholder approval if such approval is required by any tax or regulatory requirement or rule of any exchange or the Nasdaq National Market on which the Common Stock is traded.

Federal Income Tax Considerations

        The discussion that follows is a summary, based upon current law, of some of the significant federal income tax considerations relating to awards under the 2001 Plan. The discussion does not address state, local or foreign tax consequences. The summary is based on the provisions of the Code as in effect on the date of this document and on existing and proposed regulations and ruling thereunder, all of which are subject to change. Each Participant is urged to consult his tax advisor prior to exercise of an option or other Award and prior to sale or other disposition of Shares acquired under the Plan.

Restricted Stock Awards

        A grantee of a restricted stock award of Common Stock generally will recognize ordinary income equal to the fair market value of the Common Stock received less any amount paid for such Common Stock. The grantee's tax basis in the Common Stock is equal to the sum of the amount paid, if any, for such Common Stock and the amount of ordinary income recognized. Where the Common Stock is subject to restrictions such as a performance contingency or other vesting requirement, except as otherwise provided below, the ordinary income generally will be recognized at the time the performance contingency is met or the vesting requirement is satisfied (i.e., when the restrictions lapse). At such time, a grantee generally will recognize ordinary income equal to the then fair market value of the Common Stock less any amount paid for such Common Stock.

        A grantee who is awarded restricted stock may elect (i.e., a "Section 83(b) Election"), in accordance with Treasury Regulations and within thirty days after the grant of the stock award, to recognize ordinary income on the grant date rather than the date the restrictions lapse, in an amount equal to the fair market value of the stock on the grant date less any amount paid for such stock. If a Section 83(b) Election is timely made, any appreciation in the value of the Common Stock subsequent to the grant date would not generate additional income until the stock is sold or exchanged, in which case any gain on the sale or exchange would be taxable as capital gain. However, if a Section 83(b) Election is made and some or all of the Common Stock is subsequently forfeited in accordance with the terms of the restricted stock award agreement, the grantee is entitled to a capital loss deduction only to the extent that the amount paid, if any, for such Common Stock exceeds the amount realized, if any, upon such forfeiture.

        The Company generally will be entitled to a deduction for federal income tax purposes which will correspond in timing and amount to the recognition of ordinary income by the grantee, provided such income is appropriately reported by the Company to the grantee.

Incentive Stock Options

        A Participant will not recognize taxable income upon the grant or exercise of an incentive stock option, except under certain circumstances when the exercise price is paid with already-owned shares of Common Stock that were acquired through the previous exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value of the Shares received on the date of exercise over the exercise price of the Shares will be treated as a tax preference item for purposes of the alternative minimum tax. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the Participant generally must be an employee of the Company from the date the incentive stock option is granted through the date three months before the date of exercise, except in the case of death or disability, where special rules apply. Pursuant to the provisions of the 2001 Plan, the aggregate fair market value (determined on the date of grant) of the Shares with respect to which incentive options are for the first time exercisable by a Participant during any calendar year cannot exceed $100,000. The Company will not be entitled to any tax deduction with respect to the grant or exercise of an incentive stock option.

        If Shares acquired upon exercise of an incentive stock option are not disposed of by the Participant within two years from the date of grant or within one year after the transfer of such Shares to the Participant (the "ISO Holding Period"), then (i) no amount will be reportable as ordinary income with respect to such Shares by the Participant or recipient and (ii) the Company will not be allowed a tax deduction in connection with the Shares acquired pursuant to the exercise of the incentive stock option. If a sale of such Shares occurs after the ISO Holding Period has expired, then any amount recognized in excess of the exercise price will be reportable as a long-term capital gain, and any amount recognized below the exercise price will be reportable as a long-term capital loss. The exact amount of income tax payable on a long-term capital gain will depend upon the income tax rates in effect at the time of the sale. The ability of a Participant to utilize a long-term capital loss will depend upon the Participant's other income tax attributes and the statutory limitations on capital loss deductions. To the extend that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Shares acquired may be higher for determining a long-term capital gain or loss for alternative minimum tax purposes.

        A "disqualifying disposition" will result if the Shares acquired upon the exercise of an incentive stock option are sold by the Participant before the ISO Holding Period has expired. In such case, at the time of a disqualifying disposition, the Participant will recognize ordinary income in the amount of the difference between the exercise price and the lesser of (i) the fair market value on the date of exercise or (ii) the amount realized on disposition. The Company will be allowed a deduction on its federal income tax return in the year of the disqualifying disposition equal to the ordinary income recognized by the Participant. The Participant will report as a short-term or long-term capital gain, as applicable, any amount realized in excess of the fair market value on the date of exercise. To the extent that alternative minimum taxable income was recognized on exercise of the incentive stock option, the basis in the Shares acquired may be higher for determining a short-term or long-term capital gain or loss for alternative minimum tax purposes.

        The general rules discussed above are different if the Participant disposes of the Shares in a disqualifying disposition in which a loss, if actually sustained, would not be recognized by the Participant. Examples of these dispositions include gifts or sales to related parties such as members of the Participant's family and corporations or entities in which the Participant owns a majority equity interest. In such circumstances, the Participant would recognize ordinary income equal to the difference between the exercise price of the Shares and the fair market value of the Shares on the date of exercise. The amount of ordinary income would not be limited by the price at which the Shares were actually sold by the Participant to the related party.

        If the Participant retires or otherwise terminates employment with the Company, other than by reason of death or permanent and total disability, an incentive stock option must be exercised within three months of such termination in order to be eligible for the tax treatment of the incentive stock options described above. If a Participant terminates employment because of a permanent and total disability, the incentive stock option will be eligible for such treatment if it is exercised within one year of the date of termination of employment. In the event of a Participant's death, the incentive stock option will be eligible for such treatment if exercised by the Participant's legatees, personal representatives or distributees, provided that the death occurred while the Participant was employed, within three months of the date of termination of employment or within one year following the date of termination of employment because of permanent and total disability.

Nonqualified Stock Options

        In general, a Participant to whom a nonstatutory option ("NSO") is granted will recognize no taxable income at the time of the grant. Upon exercise of a NSO, the Participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the date of exercise exceeds the exercise price of the NSO, and the Company will generally be entitled to a tax deduction equal to the ordinary income recognized by the Participant in the year the participant recognizes ordinary income, subject to the limitations of Section 162(m) of the Code. The Company is required to withhold certain income taxes from Participants who are employees upon exercises of a NSO and must properly report the income to the Participant to be entitled to a tax deduction.

        Any disposition thereafter will result in a capital gain or loss equal to the difference between the selling price of the Shares and the fair market value of the Shares on the date of exercise of the NSO. Such capital gain or loss will be a long-term or short-term capital gain or loss depending upon the period the Shares are held. The required holding period for long-term capital gains is presently one year. The excess of the net long-term capital gain over net short-term capital loss is currently taxable at a maximum tax rate of 20%. Capital losses are currently deductible for individuals to the extent of capital gains plus an amount not to exceed $3,000 ($1,500 for married individuals filing separately). There is no tax impact to the Company upon the sale of the Shares.

Tender of Stock in Payment of Option Exercise Price

        The Plan provides that nonqualified stock options and incentive stock options, if authorized by the Board, may be exercised by tendering shares of Company Common Stock with a fair market value equal to part or all of the option exercise price. As a general rule, the delivery of Company Common Stock to exercise an Option granted under the Plan is treated as a nontaxable exchange to the extent that the optionee receives an equal number of shares of Company Common Stock upon exercise of the

Option. The tax basis of the shares received will be the same as the optionee's tax basis for the tendered shares. The excess of the value of any additional shares received over any money paid upon exercise constitutes taxable income in the case of a nonqualified stock option, but not in the case of an incentive stock option. Any additional shares received upon the exercise of a nonqualified stock option will have an aggregate basis equal to the amount included in the optionee's income as a result of the exercise of the option plus any money paid (i.e., generally their fair market value). Any additional shares received upon the exercise of an incentive stock option will have a tax basis equal to the amount of the money paid, if any.

        There is one exception to the above rules. If the Company Common Stock used to effect the exchange was received pursuant to the exercise of an incentive stock option and the requisite ISO Holding Period requirements have not been satisfied (including circumstances where shares are withheld or otherwise tendered pursuant to a cashless exercise of an incentive stock option), the tender of such shares would constitute a disqualifying disposition. In that case, the exchange of such shares would be treated as a taxable exchange, not a nontaxable exchange. The optionee would recognize income upon the exchange of such shares as described in the Section above.

Stock Appreciation Rights and Phantom Stock

        A grantee of a SAR or Phantom Stock will recognize ordinary income at the time payment is made in the amount of such payment, which in the case of an employee will be subject to tax withholding. The Company generally will be entitled to a corresponding deduction for federal income tax purposes in the same amount and at the same time.

Long Term Capital Gain

        The maximum tax rate for long term capital gain under the Code is presently 20%.

Alternative Minimum Tax

        A taxpayer may be subject to an alternative minimum tax which is payable to the extent that such alternative minimum tax exceeds the taxpayer's regular income tax for the year. The alternative minimum tax is imposed at a flat rate of 26% on the taxpayer's alternative minimum taxable income up to $175,000 in excess of an exemption amount, and at a rate of 28% on the taxpayer's alternative minimum taxable income greater than $175,000 above the exemption amount. In computing a taxpayer's alternative minimum taxable income, the excess of the fair market value of the shares on the exercise date of an incentive stock option over the exercise price is included in alternative minimum taxable income. If, however, a disqualifying disposition occurs in the year in which the option is exercised, which disposition is a sale or exchange in which a loss (if sustained) would be recognized, the maximum amount that is included in alternative minimum taxable income is the gain realized on the disposition of the shares. The portion of a taxpayer's alternative minimum tax attributable to certain items included in the computation of alternative minimum taxable income (including amounts attributable to the exercise of an incentive stock option) may be credited against the taxpayer's regular tax liability in later years to the extent that the regular tax liability exceeds the alternative minimum tax.

Tax Withholding

        The Company may require that a Participant pay to the Company in cash any federal, state and local taxes required by law to be withheld with respect to the grant of any Award under the Plan or exercise pursuant to such Award or related delivery of shares under the Plan. The Company, to the extent permitted or required by law, will have the right to deduct from any payment owed to a Participant (including salary or other compensation), any such federal, state or local taxes required to be withheld with respect to the grant of any Award under the Plan or exercise pursuant to such Award or related delivery of shares under the Plan. In the alternative, the Company may retain or sell without notice a sufficient number of the shares to be issued to the Participant to cover any such taxes.

        Under the Plan, if authorized by the Board, a Participant may deliver shares of the Company's Common Stock, including shares acquired upon exercise of an option, to pay withholding taxes due on exercise of the option. Shares of Common Stock delivered to or retained by the Company to pay withholding taxes will be valued on the date as of which the withholding tax liability is determined.

        The delivery of Common Stock of the Company to pay withholding taxes generally will result in a taxable gain to the participant to the extent that this value exceeds the Participant's basis in the stock. If the Common Stock delivered was acquired pursuant to the exercise of an incentive stock option and the requisite holding period requirements have not been satisfied (including circumstances where shares are withheld upon the exercise of an incentive stock option to pay the withholding taxes), a disqualifying disposition will result.

Vote Required.

        Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the annual meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the annual meeting, is required to approve the increase in number of shares in the 2001 Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

Plan Benefits

        The Awards that will be made to Participants under the 2001 Plan for any fiscal year are subject to the discretion of the Board. Consequently, it is not possible to determine at this time the amount of the Awards that will be paid in 2002. As of the date of this Proxy Statement, approximately 200,000 options have been granted to employees under the 2001 Plan during 2002.

        The following table sets forth the option grants, which will be made to non-employee directors (assuming all are elected) in January 2003 provided that the non-employee Director attends 75% of the aggregate number of Board of Directors' meetings during 2002. As of the date of this Proxy Statement, 50,000 options have been granted to directors under the 2001 Plan during 2002.

Name	Number of Options
Thomas A. Brooks	10,000
Andrew E. Clark	10,000
Shelley A. Harrison	10,000
Ira A. Hunt, Jr.	10,000
Bruce R. Thaw	10,000
All non-executive directors As a group (5 persons)	50,000

PROPOSAL NO. 4

APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN

        The SafeNet, Inc. Employee Stock Purchase Plan (the "Purchase Plan") is intended to provide eligible employees an added incentive to advance the best interests of SafeNet by enabling them to purchase voluntarily our common stock at a discounted price and upon terms that offer certain tax advantages. The maximum aggregate number of shares of Common Stock available for issuance under the Purchase Plan is 200,000 shares (subject to adjustment for certain changes in capitalization). The Purchase Plan was declared advisable and approved by our Board of Directors on April 24, 2002. The adoption of the Purchase Plan is subject to stockholder approval. A copy of the Purchase Plan is attached as Exhibit B. The description of the Purchase Plan that follows is qualified by reference to the full text.

THE BOARD OF DIRECTORS RECOMMENDS AND ENCOURAGES THAT YOU VOTE "FOR" THE APPROVAL OF THE SAFENET, INC. EMPLOYEE STOCK PURCHASE PLAN.

  Purpose

        The purpose of the Purchase Plan is to provide a means by which employees of the Company (and any subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions at a discounted price and upon terms that offer certain tax advantages.

        The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in the Code.

  Administration

        The Board of Directors is responsible for administering the Purchase Plan and has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board of Directors has the power, subject to the provisions of the Purchase Plan, to determine whether any subsidiary of the Company shall be eligible to participate in the Purchase Plan, and also has the power to construe and interpret the Purchase Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee, as well as to the Board of Directors itself.

  Offerings

        The Purchase Plan will be implemented by offerings of rights to all eligible employees from time to time pursuant to the provisions thereof. Subject to stockholder approval of the Purchase Plan, the first such offering shall commence on September 1, 2002 and end on December 31, 2002. Thereafter, offerings will commence on January 1 and July 1 of each year and will be for a duration of six months. At the discretion of the Board, offerings may be divided into quarterly periods or combined into annual periods. Purchases of Common Stock will be made on the last date of each offering period during which the Nasdaq National Market is open for trading.

  Eligibility

        Unless otherwise determined by the Board, any person who is customarily employed more than 20 hours per week and five months of the calendar year by the Company (or by any subsidiary of the Company designated from time to time by the Board) and has been employed by the Company (or by any subsidiary of the Company designated from time to time by the Board) for at least three months

(or such other period as determined by the Board not in excess of two years) as of the first day of such offering period, is eligible to participate in that offering under the Purchase Plan.

        Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him or her to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

  Participation in the Plan

        Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the first day of an offering period, an agreement authorizing payroll deductions in whole percentages of up to 10% of such employees' covered compensation (as defined in the Purchase Plan) during the offering period.

  Purchase Price

        The purchase price per share at which shares are sold in an offering under the Purchase Plan shall be the lower of (i) 85% of the closing price of a share of Common Stock on the Nasdaq National Market on the date of commencement of the offering (or in the event the stock was not traded on such date, the nearest prior business day on which trading of the Common Stock occurred on the Nasdaq National Market), or (ii) 85% of the closing price of a share of Common Stock on the Nasdaq National Market on the last date of the offering (or in the event the stock was not traded on such date, the nearest prior business day on which trading of the Common Stock occurred on the Nasdaq National Market).

  Payment of Purchase Price; Payroll Deductions

        The purchase price of the shares is accumulated by payroll deductions over the offering period. A participant may not alter the amount of his or her payroll deductions after the beginning of any offering period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

  Purchase of Stock

        By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. The maximum aggregate number of shares of Common Stock available for issuance under the Purchase Plan is 200,000 shares (subject to adjustment for certain changes in capitalization). The maximum number of shares any employee may be granted the right to purchase in any one offering is 750 shares and the maximum aggregate number of shares that may be purchased by all participants in any one offering is 35,000 shares (subject to adjustment for changes in the duration of offering periods and certain changes in capitalization) plus all unissued shares from prior offerings. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his or her right to purchase shares is exercised automatically on the purchase date for the offering at the applicable purchase price.

  Withdrawal

        While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of an offering.

        Upon withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions, without interest, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

  Termination of Employment

        Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest. A leave of absence in excess of 90 days will be regarded as a termination of employment for purposes of the Purchase Plan unless return to employment is guaranteed by contract or applicable law.

  Restrictions of Transfer

        Rights granted under the Purchase Plan are not transferable otherwise than by will or the laws of descent and distribution, or by designation of a beneficiary and, otherwise during the participant's lifetime, shall be exercisable only by the participant to whom such rights were granted.

  Duration, Amendment and Termination

        The Board may suspend or terminate the Purchase Plan at any time. The Purchase Plan shall automatically terminate on the earlier of (i) April 23, 2012, or (ii) the date that the maximum number of shares available under the Purchase Plan have been issued.

        The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the stockholders within 12 months of its adoption by the Board if the amendment would (i) increase the aggregate number of shares of Common Stock reserved for issuance under the Purchase Plan (except for adjustments upon certain changes in capitalization), (ii) increase the maximum aggregate number of shares that may be purchased by all participants in any one offering (subject to adjustment for changes in the duration of offering periods and certain changes in capitalization), or (iii) modify the requirements relating to eligibility for participation in the Purchase Plan.

        Rights granted before amendment or termination of the Purchase Plan will not be adversely altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

  Adjustment Provision

        The Purchase Plan and outstanding rights will be appropriately adjusted as to classes and numbers of shares and purchase prices under current offerings in the event of changes to the Common Stock as a result of merger, reorganization, recapitalization, reclassification, stock split, reverse stock split or other similar transaction. No adjustments shall be made for stock dividends. For this purpose, any distribution of Common Stock to stockholders in an amount aggregating 20% or more of the outstanding Common Stock shall be deemed a stock split and any distribution of Common Stock to stockholders in an amount aggregating less than 20% of the outstanding Common Stock shall be deemed a stock dividend.

  Effect of Certain Corporate Events

        In the event of a dissolution, liquidation or specified type of acquisition or merger of the Company, the Committee shall take appropriate and equitable action, which may include (i) a refund of payroll deductions the offering, (ii) shortening the offering period, or (iii) providing that each participant in such offering will be entitled to receive for each share of Common Stock that such participant would have purchased on the purchase date the approximate cash, securities and/or property that a holder of one share of Common Stock was entitled to receive upon and at the time of such transaction.

  Stock Subject to Purchase Plan

        An aggregate of 200,000 shares of authorized but unissued Common Stock of the Company has been reserved for future issuance under the Purchase Plan.

Federal Income Tax Information

        The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Purchase Plan. This summary does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside. Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code. No income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the acquired shares.

        If the stock is disposed of at least two years after the beginning of the offering period for such participant and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price, or (ii) 15% of the fair market value of the stock as of the offering commencement date will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss if the stock is held for more than twelve months. Capital gains currently are subject to lower tax rates than ordinary income. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 38.6% for 2002.

        If the stock is sold or disposed of before the expiration of either of the holding periods described above (a "disqualifying disposition"), then the excess of the fair market value of the stock on the purchase date over the purchase price generally will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such purchase date. Any capital gain or loss realized by a participant upon the disposition of stock acquired under the Purchase Plan will be long-term or short-term depending on whether the stock was held for more than one year.

        There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant as a result of a disqualifying disposition (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

Required Vote

        Assuming a quorum consisting of a majority of all of the outstanding shares of Common Stock is present, in person or by proxy, at the annual meeting, the affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the annual meeting, is required to approve the Purchase Plan. If you abstain or if you hold your shares in "street name" and fail to sign, date and return the enclosed proxy card, it will have the same effect as a vote against this proposal.

Plan Benefits

        Because participation in the Purchase Plan will be at the discretion of eligible employees, it is not possible to determine at this time the amount of Common Stock that will be purchased thereunder.

EQUITY COMPENSATION PLAN INFORMATION

        The table below sets forth certain information with respect to Common Stock of the Company authorized for issuance under the Company's equity compensation plans.

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders	1,616,206	$13.11	278,054
Equity compensation plans not approved by stockholders	377,379	$21.36	22,621

        The securities to be issued upon exercise of options under equity compensation plans not approved by stockholders reflect shares of Common Stock that were reserved for issuance under the former 2000 Non-Qualified Stock Option Plan (the "2000 Plan"). The 2000 Plan previously reserved 800,000 shares of Common Stock for issuance upon the exercise of non-qualified stock option awards. The 2000 Plan was amended and restated by the 2001 Omnibus Stock Option Plan, and in connection with such amendment and restatement, the number of shares that had been reserved for issuance under the 2000 Plan was reduced from 800,000 to 400,000.

STOCKHOLDER PROPOSALS

        Stockholders who wish to present proposals for action at the 2003 Annual Meeting of Stockholders should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary on or before January 3, 2003 in order to be considered for inclusion in next year's proxy materials. Any proposals of stockholders to be presented at the 2003 Annual Meeting of Stockholders that are delivered to the Company later than March 19, 2003 will be voted by the proxy holders designated for the 2003 Annual Meeting in their discretion.

ANNUAL REPORT TO STOCKHOLDERS

        The Annual Report of the Company on Form 10-K for the year ended December 31, 2001, including audited financial statements, has been mailed to the stockholders concurrently herewith, but such report is not incorporated in this Proxy Statement and is not deemed to be part of the proxy solicitation material.

OTHER MATTERS

        The Board of Directors of the Company does not know of any other matters that are to be presented for action at the annual meeting of stockholders. If any other matters are properly brought before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their best judgment.

                      By order of the Board of Directors,

                      Carole D. Argo
                      Secretary

April 25, 2002
Baltimore, Maryland

EXHIBIT A

SAFENET, INC.
2001 OMNIBUS STOCK PLAN

1.    Establishment, Purpose and Types of Awards

        SafeNet, Inc. hereby amends and restates the SafeNet, Inc. 2001 Omnibus Stock Plan (the "Plan") to read as provided herein. The purpose of the Plan is to promote the long-term growth and profitability of SafeNet, Inc. (the "Corporation") by (i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation, and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

        The Plan permits the granting of stock options (including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code), stock appreciation rights (including free-standing, tandem and limited stock appreciation rights), restricted or unrestricted share awards, phantom stock, performance awards, or any combination of the foregoing (collectively, "Awards").

2.    Definitions

        Under this Plan, except where the context otherwise indicates, the following definitions apply:

        (a)  "Board" shall mean the Board of Directors of the Corporation.

        (b)  "Change in Control" shall mean: (i) any sale, exchange or other disposition of substantially all of the Corporation's assets or over 50% of its Common Stock; or (ii) any merger, share exchange, consolidation or other reorganization or business combination in which the Corporation is not the surviving or continuing corporation, or in which the Corporation's stockholders become entitled to receive cash, securities of the Corporation other than voting common stock, or securities of another issuer.

        (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued there under.

        (d)  "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

        (e)  "Common Stock" shall mean shares of the Corporation's common stock.

        (f)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (g)  "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined as follows: (1) if there is a public market for the Common Stock, the Fair Market Value per share shall be the average of the bid and asked prices of the Common Stock for such day if the Common Stock is then included for quotation on the NASDAQ Small-Cap Market or, the Fair Market Value per share shall be the closing price of the Common Stock for such day if the Common Stock is then included on the NASDAQ National Market or listed on the New York, American or Pacific Stock Exchange, or (2) if there is no public market for the Common Stock, the Fair Market Value of the Common Stock shall be determined in good faith by the Board or Committee in such manner as it may deem equitable for Plan purposes. The Board or the Committee may rely upon published quotations in The Wall Street Journal or a comparable publication for purposes of the calculation of the Fair Market Value per share as set forth above.

        (h)  "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Award granted pursuant to the Plan.

        (i)    "Grant Date" shall mean the date on which the Committee formally acts to grant an Award to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

        (j)    "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

        (k)  "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

        (l)    "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.    Administration

        (a)  Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee to administer the Plan consisting solely of two (2) or more members of the Board who are "nonemployee directors" within the meaning of Rule 16b-3 and "outside directors" within the meaning of Code Section 162(m). Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. In the event that the Board is the administrator of the Plan in lieu of a Committee, the term "Committee" as used herein shall be deemed to mean the Board.

        Members of the Board or Committee who are either eligible for Awards or have been granted Awards may vote on any matters affecting the administration of the Plan or the grant of Awards pursuant to the Plan.

        The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members present. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        (b)  Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

          (i)    determine the eligible persons to whom, and the time or times at which Awards shall be granted,

          (ii)  determine the types of Awards to be granted,

          (iii)  determine the number of shares to be covered by or used for reference purposes for each Award,

          (iv)  impose such terms, limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate,

          (v)  modify, extend or renew outstanding Awards, accept the surrender of outstanding Awards and substitute new Awards, provided that no such action shall be taken with respect to any outstanding Award which would adversely affect the grantee without the grantee's consent,

          (vi)  accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee's employment, and

          (vii) to establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid after the end of a performance period.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

        (c)  Limited Liability. To the maximum extent permitted by law, no member of the Board or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award there under.

        (d)  Indemnification. To the maximum extent permitted by law, the members of the Board and Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

        (e)  Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.    Shares Available for the Plan; Maximum Awards

        Subject to adjustments as provided in Section 12 of the Plan, the shares of stock that may be delivered or purchased or used for reference purposes (with respect to stock appreciation rights, phantom stock units or performance awards payable in cash) with respect to Awards granted under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 1,600,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Awards under the Plan, subject to adjustments as provided in Section 12 of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Common Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan. The maximum number of shares listed above does not include 400,000 shares of Common Stock reserved for stock options under the SafeNet, Inc. 2000 Nonqualified Stock Option Plan which stock options and shares shall be administered under the Plan.

        The maximum number of shares of Common Stock subject to Awards of any combination that may be granted during any one calendar year to any one individual shall be limited to 200,000. To the extent required by Section 162(m) of the Code and so long as Section 162(m) of the Code is applicable to persons eligible to participate in the Plan, shares of Common Stock subject to the foregoing limit with respect to which the related Award is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.    Participation

        Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to Awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation.

        Awards may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan. A grant of any type of Award made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Award to such person in that year or subsequent years.

6.    Stock Options

        Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants Awards of nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The stock option Awards granted shall be subject to the following terms and conditions.

        (a)  Grant of Option. The grant of a stock option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the stock option evidenced thereby and the terms and conditions of such stock option, in such form as the Committee may from time to time determine.

        (b)  Price. The price per share payable upon the exercise of each stock option ("exercise price") shall be determined by the Committee. Not withstanding Section 3(b)(v) or any other provision hereof, the Committee shall not authorize the amendment of any outstanding stock option to reduce the exercise price thereof.

        (c)  Payment. Stock options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment may be made in cash (or cash equivalents acceptable to the Committee) or, if approved by the Committee, in shares of Common Stock or a combination of cash and shares of Common Stock, or by such other means as the Committee may prescribe. The Fair Market Value of shares of Common Stock delivered on exercise of stock options shall be determined as of the date of exercise. Shares of Common Stock delivered in payment of the exercise price may be previously owned shares or, if approved by the Committee, shares acquired upon exercise of the stock option. Any fractional share will be paid in cash. If approved by the Board of Directors, the Corporation may make or guarantee loans to grantees to assist grantees in exercising stock options and satisfying any related withholding tax obligations.

        If the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to: (i) a brokerage firm to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

        (d)  Terms of Options. The term during which each stock option may be exercised shall be determined by the Committee; provided, however, that in no event shall a stock option be exercisable more than ten years from the date it is granted. Prior to the exercise of the stock option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding stock option.

        (e)  Restrictions on Incentive Stock Options. Incentive stock option Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

          (i)    Grant Date. An incentive stock option must be granted within 10 years of the earlier of the Plan's adoption by the Board of Directors or approval by the Corporation's shareholders.

          (ii)  Exercise Price and Term. The exercise price of an incentive stock option shall not be less than 100% of the Fair Market Value of the shares on the date the stock option is granted and the term of the stock option shall not exceed ten years. Also, the exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such stock option shall not exceed five years.

          (iii)  Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or any other plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such stock options shall be treated as nonqualified stock options. In such case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

          (iv)  Grantee. Incentive stock options shall only be issued to employees of the Corporation, or of a Parent or Subsidiary of the Corporation.

          (v)  Designation. No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such stock option.

          (vi)  Stockholder Approval. No stock option issued under the Plan shall be an incentive stock option unless the Plan is approved by the shareholders of the Corporation within 12 months of its adoption by the Board in accordance with the Bylaws and Articles of the Corporation and governing law relating to such matters.

        (f)    Other Terms and Conditions. Stock options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

7.    Stock Appreciation Rights

        (a)  Award of Stock Appreciation Rights. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock appreciation rights ("SARs") to eligible participants, either on a free-standing basis (without regard to or in addition to the grant of a stock option) or on a tandem basis (related to the grant of an underlying stock option), as it determines. SARs granted in tandem with or in addition to a stock option may be granted either at the same time as the stock option or at a later time; provided, however, that a tandem SAR shall not be granted with respect to any outstanding incentive stock option Award without the consent of the grantee. SARs shall be evidenced by Grant Agreements, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the SAR evidenced thereby and the terms and conditions of such SAR, in such form as the Committee may from time to time determine. The term during which each SAR may be exercised shall be determined by the Committee. In no event shall a SAR be exercisable more than ten years from the date it is granted. The grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a SAR.

        (b)  Restrictions of Tandem SARs. No incentive stock option may be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Common Stock subject to the incentive stock option is greater than the exercise price for such incentive stock option. SARs granted in tandem with stock options shall be exercisable only to the same extent and subject to the same conditions as the stock options related thereto are exercisable. The Committee may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR.

        (c)  Amount of Payment Upon Exercise of SARs. A SAR shall entitle the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one share of Common Stock over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related stock option (or any portion or portions thereof which the grantee from time to time determines to surrender for this purpose).

        (d)  Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.    Stock Awards (Including Restricted and Unrestricted Shares and Phantom Stock)

        (a)  Stock Awards, In General. Subject to the other applicable provisions of the Plan, the Committee may at any time and from time to time grant stock Awards to eligible participants in such amounts and for such consideration, including no consideration or such minimum consideration as may be required by law, as it determines. A stock Award may be denominated in shares of Common Stock or stock-equivalent units ("phantom stock"), and may be paid in Common Stock, in cash, or in a combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time.

        (b)  Restricted Shares. Each stock Award shall specify the applicable restrictions, if any, on such shares of Common Stock, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of shares of Common Stock that are part of the Award. Notwithstanding the foregoing, the Committee may reduce or shorten the duration of any restriction applicable to any shares of Common Stock awarded to any grantee under the Plan. Share certificates with respect to restricted shares of Common Stock granted pursuant to a stock Award may be issued at the time of grant of the stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such stock Award or, alternatively, the grantee may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer therefor. Except as otherwise provided by the Committee, during such period of restriction following issuance of share certificates, the grantee shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends (or amounts equivalent to dividends) and to vote with respect to the restricted shares. If share certificates are issued upon lapse of restrictions on a stock Award, the Committee may provide that the grantee will be entitled to receive any amounts per share pursuant to any dividend or distribution paid by the Corporation on its Common Stock to stockholders of record after grant of the stock Award and prior to the issuance of the share certificates.

        (c)  Phantom Stock. The grant of phantom stock units shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, that incorporates the terms of the Plan and states the number of phantom stock units evidenced thereby and the terms and conditions of such phantom stock units in such form as the Committee may from time to time determine. Phantom stock units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Corporation's assets. Phantom stock units may be exercised in whole or in part by delivery of an appropriate exercise notice to the Committee in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may prescribe, and/or such determinations, orders, or decisions as the Committee may make. Except as otherwise provided in the applicable Grant Agreement, the grantee shall have none of the rights of a stockholder with respect to any shares of Common Stock represented by a phantom stock unit as a result of the grant of a phantom stock unit to the grantee. Phantom stock units may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time.

9.    Performance Awards

        The Committee may in its discretion grant performance Awards which become payable on account of attainment of one or more performance goals established by the Committee. Performance Awards may be paid by the delivery of Common Stock or cash, or any combination of Common Stock and cash, as determined in the sole discretion of the Committee from time to time. Performance goals established by the Committee may be based on the Corporation's operating income or one or more other business criteria selected by the Committee that apply to an individual or group of individuals, a business unit, or the Corporation as a whole, over such performance period as the Committee may designate. The Committee in its discretion may recommend to the Board of Directors of the Corporation that the material terms of any Performance Award or program with respect to some or all eligible participants be submitted for approval by the stockholders.

10.  Withholding of Taxes

        The Corporation may require, as a condition to the grant of any Award under the Plan or exercise pursuant to such Award or to the delivery of certificates for shares issued or payments of cash to a grantee pursuant to the Plan or a Grant Agreement (hereinafter collectively referred to as a "taxable event"), that the grantee pay to the Corporation, in cash or, if approved by the Corporation, in shares of Common Stock, including shares acquired upon grant of the Award or exercise of the Award, valued at Fair Market Value on the date as of which the withholding tax liability is determined, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

11.  Transferability

        No Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative. Notwithstanding the foregoing, a nonqualified stock option Award may, in the Committee's sole discretion, be transferable by gift or domestic order relations to (i) the grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships (such persons, "Family Members"), (ii) a corporation, partnership, limited liability company or other business entity whose only stockholders, partners or members, as applicable are the grantee and/or Family Members, or (iii) a trust in which the grantee and/or Family Members have all of the beneficial interests, and subsequent to any such transfer any such nonqualified stock option Award may be exercised by any such transferee.

12.  Adjustments; Business Combinations

        In the event of a reclassification, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Awards made under the Plan, and in any other matters which relate to Awards and which are affected by the changes in the Common Stock referred to above.

        In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate and equitable to effectuate the purposes of this Plan and to protect the grantees of Awards, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise and/or expiration dates of any Award to require that exercise be made, if at all, prior to the Change in Control; (ii) cancellation of any Award upon payment to the holder in cash of the Fair Market Value of the Common Stock subject to such Award as of the date of (and, to the extent applicable, as established for purposes of) the Change in Control, less the aggregate exercise price, if any, of the Award; and (iii) in any case where equity securities of another entity are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements to have such other entity replace the Awards granted hereunder with awards with respect to such other securities, with appropriate adjustments in the number of shares subject to, and the exercise prices under, the award.

        The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in the preceding two paragraphs of this Section 12) affecting the Corporation, or the financial statements of the Corporation or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

        In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement, or other agreement evidencing a stock option, stock appreciation right or restricted stock Award: (i) each grantee shall have the right to exercise his stock option or stock appreciation right, or to require delivery of share certificates representing any such restricted stock Award, at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any stock option, stock appreciation right or restricted stock Award that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, delivery, cancellation, or surrender to avoid subjecting the grantee to liability under Section 16(b) of the Exchange Act. Any stock option or stock appreciation right not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date; and any restricted stock as to which there has not been such delivery of share certificates or that has not been so canceled or surrendered, shall be forfeited on the last day prior to such effective date. The Committee shall give to each grantee written notice of the commencement of any proceedings for such liquidation and dissolution of the Corporation and the grantee's rights with respect to his outstanding Award.

        Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warranty to subscribe therefore, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Awards theretofore granted or the purchase price per share of Common Stock subject to Awards.

13.  Termination and Modification of the Plan

        The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation to increase the number of shares of Common Stock subject to the Plan or if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or NASDAQ System upon which the Common Stock is listed or quoted (including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan).

        The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Award in any manner to the extent that the Committee would have had the authority to make such Award as so modified or amended. No modification may be made that would materially adversely affect any Award previously made under the Plan without the approval of the grantee.

14.  Non-Guarantee of Employment

        Nothing in the Plan or in any Grant Agreement there under shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.

15.  Termination of Employment

        For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Award, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

16.  Written Agreement

        Each Grant Agreement entered into between the Corporation and a grantee with respect to an Award granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

17.  Non-Uniform Determinations

        The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and time of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

18.  Limitation on Benefits

        With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

19.  Listing and Registration

        If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any listing or quotation system established by the National Association of Securities Dealers, Inc. ("NASDAQ System") or under any law, of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares there under, no such Award may be exercised in whole or in part and no restrictions on such Award shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

20.  Compliance with Securities Law

        Common Stock shall not be issued with respect to an Award granted under the Plan unless the exercise of such Award and the issuance and delivery of share certificates there under for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated there under, and the requirements of any national securities exchange or NASDAQ System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

        Stock certificates evidencing unregistered shares acquired upon the exercise of Options shall contain a restrictive securities legend substantially as follows:

        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER

JURISDICTION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

21.  No Trust or Fund Created

        Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Corporation pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

22.  No Limit on Other Compensation Arrangements

        Nothing contained in the Plan shall prevent the Corporation or its Parent or Subsidiary corporations from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options, stock awards, stock appreciation rights or phantom stock units otherwise than under the Plan.

23.  No Restriction of Corporate Action

        Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award issued under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent or Subsidiary as a result of such action.

24.  Governing Law

        The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or there under, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

25.  Plan Subject to Charter and By-Laws

        This Plan is subject to the Articles and By-Laws of the Corporation, as they may be amended from time to time.

26.  Effective Date; Termination Date

        The Plan, as amended and restated herein, is effective as of the date on which the amendment and restatement of the Plan was adopted by the Board; provided that the amendment and restatement of the Plan shall be null and void unless approved within 12 months thereafter by the shareholders of the Corporation. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

EXHIBIT B

SAFENET, INC.
EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I
PURPOSE

        1.01.    Purpose. The SafeNet, Inc. Employee Stock Purchase Plan is intended to provide a method whereby employees of SafeNet, Inc. (the "Company") and its subsidiary corporations will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under §423 of the Internal Revenue Code of 1986, as amended (the "Code"). The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ARTICLE II
DEFINITIONS

        2.01    Board. "Board of Directors" or "Board" means the Board of Directors of the Company.

        2.02    Committee. "Committee" means the individuals described in Article XI.

        2.03    Common Stock. "Common Stock" means the common stock of the Company.

        2.04    Covered Compensation. "Covered Compensation" means the total compensation paid to an Employee, including all salary, wages (including amounts elected to be deferred by the Employee, that would otherwise have been paid, under any cash or deferred arrangement, cafeteria plan or other deferred compensation program established by the Company), overtime pay, commissions, bonuses, and other remuneration paid directly to the Employee, but excluding profit sharing, the cost of employee benefits paid for by the Company, education or tuition reimbursements, imputed income arising under any Company group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company under any employee benefit plan, and similar items of compensation.

        2.05    Designated Subsidiary Corporation. "Designated Subsidiary Corporation" means a Subsidiary Corporation which is designated by the Company's Board of Directors to participate in the Plan.

        2.06    Employee. "Employee" means any person who is employed by the Company or a Designated Subsidiary Corporation.

        2.07    Subsidiary Corporation. "Subsidiary Corporation" means any present or future corporation which would be a "subsidiary corporation" of the Company as that term is defined in §424 of the Code.

ARTICLE III
ELIGIBILITY AND PARTICIPATION

        3.01    Initial Eligibility. All Employees are eligible to participate hereunder, commencing on any Offering Commencement Date except for the following:

          (a)  Employees who have been employed as of the Offering Commencement Date less than 3 months, or such other period as determined by the Committee for an Offering not in excess of 2 years;

          (b)  Employees whose customary employment is 20 hours or less per week; and

          (c)  Employees whose customary employment is for not more than 5 months in any calendar year.

        3.02    Commencement of Participation. An eligible Employee may become a participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the office of the Human Resources Director of the Company on or before the date set therefor by the Committee, which date shall be prior to the Offering Commencement Date for the Offering (as such terms are defined below). Payroll deductions for a participant shall commence on the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall end on the Offering Termination Date of the Offering to which such authorization is applicable unless sooner terminated by the participant as provided in Article VIII.

        3.03    Restrictions on Participation. Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan:

          (a)  if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary Corporation. (For purposes of this paragraph, the rules of §424(d) of the Code shall apply in determining stock ownership of any Employee); or

          (b)  which permits his rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiary Corporations to accrue at a rate which exceeds $25,000 in fair market value of the stock (determined at the time such option is granted) for each calendar year in which such option is outstanding.

        3.04    Leave of Absence. For purposes of participation in the Plan, a person on leave of absence shall be deemed to be an Employee for the first 90 days of such leave of absence and such Employee's employment shall be deemed to have terminated at the close of business on the 90th day of such leave of absence unless such Employee shall have returned to regular full-time or part-time employment (as the case may be) prior to the close of business on such 90th day or return to employment is guaranteed by statute or contract. Termination by the Company of any Employee's leave of absence, other than termination of such leave of absence on return to full time or part time employment, shall terminate an Employee's employment for all purposes of the Plan and shall terminate such Employee's participation in the Plan and right to exercise any option.

ARTICLE IV
OFFERINGS

        4.01    Semi-Annual Offering Periods.

          (a)  Offering Periods. The Plan will be implemented by Offerings in consecutive Offering Periods, each constituting a six month period, except for the first Offering Period which shall be a shorter period as described below. Such Offering Periods shall continue until the termination of the Plan in accordance with Section 12.05. The first such Offering Period shall be the period beginning on September 1, 2002, and ending on December 31, 2002. (Provided, however, that the first Offering Period will not begin before the effective date of the registration statement filed by the Company for the Plan with the Securities and Exchange Commission.) Subsequent Offering Periods will begin on January 1 and July 1 of each year.

          (b)  Offering Commencement Date. The Offering Commencement Date is the first day of an Offering Period during which the NASDAQ system is open for trading.

          (c)  Offering Termination Date. The Offering Termination Date is the last day of an Offering Period during which the NASDAQ System is open for trading.

        4.02    Revised Offering Periods. In the discretion of the Committee, semi-annual Offering Periods may be divided into quarterly Offering Periods or combined into annual Offering Periods. The maximum number of shares available during an Offering Period under Section 10.01 shall be adjusted appropriately.

ARTICLE V
PAYROLL DEDUCTIONS

        5.01    Amount of Deduction. At the time a participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the Offering Period at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9 or 10% of his Covered Compensation in effect at any such payday.

        5.02    Participant's Account. All payroll deductions made for a participant shall be credited to his account under the Plan. A participant may not make any separate cash payment into such account.

        5.03    Changes in Payroll Deductions. A participant may discontinue his participation in the Plan as provided in Article VIII, but no other change can be made during an Offering and, specifically, a participant may not alter the amount of his payroll deductions for that Offering. The payroll deduction form may provide that it shall continue from Offering Period to Offering Period unless changed by a participant before the beginning of a subsequent Offering Period.

        5.04    Leave of Absence. If a participant goes on a leave of absence, such participant shall have the right to elect: (a) to withdraw the balance in his or her account pursuant to Section 7.02, (b) to discontinue contributions to the Plan but remain a participant in the Plan for so long as the individual remains an Employee, or (c) remain a participant in the Plan for so long as the individual remains an Employee during such leave of absence, authorizing deductions to be made from Covered Compensation paid by the Company or its Designated Subsidiary Corporations to the participant during such leave of absence.

ARTICLE VI
GRANTING OF OPTION

        6.01    Number of Option Shares. On the Offering Commencement Date of each Offering, a participating Employee shall be deemed to have been granted a qualified option to purchase on the Offering Termination Date of such Offering Period (at the Option Price in Section 6.02) the number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated during such Offering Period and retained in the participant's account as of the Offering Termination Date by the applicable Option Price.

        6.02    Option Price. The Option Price of Common Stock purchased with payroll deductions made during an Offering Period for a participant therein shall be the lower of:

          (a)  85% of the closing price of the stock on the Offering Commencement Date, or (in the event the stock was not traded on such date) the nearest prior business day on which trading of the Company's Common Stock occurred on the NASDAQ National Market System; or

          (b)  85% of the closing price of the stock on the Offering Termination Date, or (in the event the stock was not traded on such date) the nearest prior business day on which trading of the Company's Common Stock occurred on the NASDAQ National Market System.

        If the Company's Common Stock is not admitted to trading on the NASDAQ National Market System on any of the aforesaid dates for which closing prices of the stock are to be determined, then reference shall be made to the fair market value of the stock on that date, as determined on such basis as shall be established or specified for the purpose by the Committee.

ARTICLE VII
EXERCISE OF OPTION

        7.01    Automatic Exercise. Unless a participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any Offering will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering, for the purchase of the number of full shares of Common Stock which the accumulated payroll deductions in his account at that time will purchase at the applicable Option Price, subject to the maximum stated in Section 10.01. Except as provided in Section 7.03, any excess in his account at that time will be refunded to him.

        7.02    Withdrawal of Account. By written notice to the Human Resources Director of the Company, at any time prior to the Offering Termination Date applicable to any Offering, a participant may elect to withdraw all of the accumulated payroll deductions in his account at such time.

        7.03    Fractional Shares. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions which would have been used to purchase fractional shares will be carried over and applied to purchase shares in the succeeding Offering Period, if the Employee elects to participate in such Offering Period. If not, such excess payroll deductions will be promptly returned to the Employee.

        7.04    Transferability of Option. During a participant's lifetime, options held by such participant shall be exercisable only by that participant.

        7.05    Delivery of Stock. As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each participant, as appropriate, the stock purchased upon exercise of his option or arrange for such stock to be held in an account maintained by a brokerage firm designated by the Committee.

ARTICLE VIII
WITHDRAWAL

        8.01    In General. As indicated in Section 7.02, a participant may withdraw payroll deductions credited to his account under the Plan at any time prior to an Offering Termination Date by giving written notice to the Human Resources Director of the Company. All of the participant's payroll deductions credited to his account will be paid to him promptly after receipt of his notice of withdrawal, and no further payroll deductions will be made from his pay during such Offering. The Company may, at its option, treat any attempt to borrow by an Employee on the security of his accumulated payroll deductions as an election, under Section 7.02, to withdraw such deductions.

        8.02    Effect on Subsequent Participation. A participant's withdrawal from any Offering will not have any effect upon his eligibility to participate in any succeeding Offering or in any similar plan which may hereafter be adopted by the Company.

        8.03    Termination of Employment. Upon termination of the participant's employment for any reason, including retirement or death, the payroll deductions credited to his account will be returned to him, or, in the case of his death, to the person or persons entitled thereto under Section 12.01.

ARTICLE IX
INTEREST

        9.01    No Payment of Interest. No interest will be paid or allowed on any money paid into the Plan or credited to the account of any participating Employee.

ARTICLE X
STOCK

        10.01    Shares Subject to Plan. The stock subject to the Plan shall be shares of the Company's Common Stock, which may be (i) authorized but unissued shares, (ii) treasury shares and/or (iii) shares purchased on the open market by a broker designated by the Company. The maximum number of shares of Common Stock which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04, shall be Thirty Five Thousand (35,000) shares in each Offering plus in each Offering all unissued shares from prior Offerings, whether offered or not, not to exceed Two Hundred Thousand (200,000) shares for all Offerings. No participant may purchase more than Seven Hundred Fifty (750) shares in any one Offering Period. If the total number of shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of shares for the applicable offering, the Company shall make a pro rata allocation of the shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each participant under the Plan shall be returned to him as promptly as possible.

        10.02    Participant's Interest in Option Stock. The participant will have no interest in stock covered by his option until such option has been exercised.

        10.03    Issuance of Stock. Stock purchased under the Plan will be issued in the name of the participant, or, if the participant so directs by written notice to the Human Resources Director of the Company prior to the Offering Termination Date applicable thereto, in the names of the participant and one such other person as may be designated by the participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

        10.04    Restrictions on Exercise. The Board of Directors may, in its discretion, require as conditions to the exercise of any option that the shares of Common Stock reserved for issuance upon the exercise of the option shall have been duly listed, upon official notice of issuance, upon a stock exchange or NASDAQ, and that either:

          (a)  a registration statement under the Securities Act of 1933, as amended, with respect to said shares shall be effective, or

          (b)  the participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is his intention to purchase the shares for investment and not for resale or distribution.

ARTICLE XI
ADMINISTRATION

        11.01    Appointment of Committee. The Board of Directors shall appoint a committee (the "Committee") to administer the Plan, which shall consist of either (a) the full Board of Directors or (b) no fewer than two members of the Board of Directors.

        11.02    Authority of Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations deemed necessary or advisable for administering the Plan. The Committee's determination on the foregoing matters shall be conclusive.

        11.03    Rules Governing the Administration of the Committee. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deem advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Committee may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

        11.04    Limited Liability; Indemnification. To the maximum extent permitted by applicable law, neither the Company, Board or Committee nor any of its members shall be liable for any action or determination made in good faith with respect to this Plan. In addition to such other rights of indemnification that they may have, the members of the Board and Committee shall be indemnified by the Company to the maximum extent permitted by applicable law against any and all liabilities and expenses incurred in connection with their service in connection with the Plan in such capacity.

ARTICLE XII
MISCELLANEOUS

        12.01    Designation of Beneficiary. A participant may file a written designation of a beneficiary who is to receive any Common Stock which has not been issued or cash which is in the participant's account at the time of the participant's death. Such designation of beneficiary may be changed by the participant at any time by written notice to the Human Resources Director of the Company. Upon the death of a participant and upon receipt by the Company of proof of identity and existence at the participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such stock and/or cash to such beneficiary. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such stock and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such stock and/or cash to the spouse or to any one or more dependents of the participant as the Company may designate. No beneficiary shall, prior to the death of the participant by whom he has been designated, acquire any interest in the stock or cash credited to the participant under the Plan.

        12.02    Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 7.02.

        12.03    Use of Funds. All payroll deductions received or held by the Company under this Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

        12.04    Adjustment Upon Changes in Capitalization.

          (a)  If, while any options are outstanding, the outstanding shares of Common Stock of the Company have increased, decreased, changed into, or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Committee in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price or prices applicable to such outstanding options. In addition, in any such event, the maximum number and/or kind of shares which may be offered in the Offerings described in Articles IV and Section 10.01 hereof shall also be proportionately adjusted. No adjustments shall be made for stock dividends. For the purposes of this Paragraph, any distribution of shares to shareholders in an amount aggregating 20% or more of the outstanding shares shall be deemed a stock split and any distributions of shares aggregating less than 20% of the outstanding shares shall be deemed a stock dividend.

          (b)  Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the Committee shall take such action as it deems appropriate and equitable, which action may include, without limitation, one of the following: (i) refund of payroll deductions for such Offering Period; (ii) shortening of the Offering Period or (iii) providing that the holder of each option then outstanding under the Plan will thereafter be entitled to receive at the next Offering Termination Date upon the exercise of such option for each share as to which such option shall be exercised, as nearly as reasonably may be determined, the cash, securities and/or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. In the event the Plan is continued after such event, the Board of Directors shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Section 12.04 shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities and/or property as to which such holder of such option might thereafter be entitled to receive.

        12.05    Amendment and Termination.

          (a)  Action by Board. The Board of Directors shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board of Directors shall not, without the approval of the stockholders of the Company (i) increase the maximum number of shares which may be issued under the Plan or under any Offering (except pursuant to Sections 4.02 and 12.04); or (ii) amend the requirements as to the class of employees eligible to purchase stock under the Plan. Upon termination of the Plan during an Offering Period, at the discretion of the Committee, cash balances in participants accounts may be refunded or the Offering Termination Date may be accelerated. No termination, modification, or amendment of the Plan may otherwise, without the consent of an Employee then having an option under the Plan to purchase stock, adversely affect the rights of such Employee under such option.

          (b)  Automatic Termination. The Plan shall automatically terminate on the earlier of the day prior to the tenth anniversary of the adoption of the Plan, or the issuance of the maximum number of shares available under the Plan pursuant to Section 10.01.

        12.06    Tax Withholding. At the time an option is exercised or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations.

        12.07    Disqualifying Disposition. The Committee may require that a participant notify the Company of any disposition of shares of Common Stock purchased under the Plan within a period of two (2) years subsequent to the respective Offering Commencement Date or one (1) year from the Offering Termination Date.

        12.08    Effective Date. The Plan shall become effective as of the date it is adopted by the Board of Directors, subject to approval by the shareholders of the Company within 12 months before or after such date. If the Plan is not so approved, the Plan shall be discontinued, any options which had been issued shall be considered nonqualified options and any payroll deductions then held by the Company shall be refunded to the respective Employees.

        12.09    No Employment Rights. The Plan does not, directly or indirectly, create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

        12.10    Exclusion from Retirement and Fringe Benefit Computation. No portion of the award of options under this Plan, or the proceeds from the sale of stock purchased under the Plan, shall be taken into account as "wages," "salary" or "compensation" for any purpose, whether in determining eligibility, benefits or otherwise, under (i) any pension, retirement, profit sharing or other qualified or non-qualified plan of deferred compensation, (ii) any employee welfare or fringe benefit plan including, but not limited to, group insurance, hospitalization, medical, and disability, or (iii) any form of extraordinary pay including, but not limited to, bonuses, sick pay and vacation pay.

        12.11    Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

        12.12    Expenses. Expenses of administering the Plan shall be borne by the Company except that, unless determined otherwise by the Committee, brokerage expenses incurred in connection with the purchase of shares shall be included as part of the cost of the shares to participating Employees.

        12.13    Governing Law. The law of the State of Delaware will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

SAFENET, INC.
8029 Corporate Drive
Baltimore, MD 21236

PROXY CARD, SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned hereby constitutes and appoints Anthony A. Caputo or Bruce R. Thaw, or either one of them acting in the absence of the other, with full power of substitution, to be the true and lawful attorneys and proxies for the undersigned to vote at the Annual Meeting of Shareholders of SafeNet, Inc. (the "Company") to be held at the Company's offices located at 8029 Corporate Drive, Baltimore, Maryland 21236 on July 22, 2002 at 10:30 A.M. or at any adjournment thereof. Notice of which meeting together with a Proxy Statement has been received. Said proxies are directed to vote the shares the undersigned would be entitled to vote if personally present upon the following matters, all more fully described in the Proxy Statement.

        The Board of Directors favor a vote FOR the following proposals:

1.
The election of Directors

Nominees: Anthony A. Caputo, Thomas A. Brooks, Andrew E. Clark, Shelley A. Harrison, Ira A. Hunt, Jr. and Bruce R. Thaw

        ☐ FOR all nominees, except as noted        ☐ WITHHOLD AUTHORITY to vote for all nominees

Instructions: To withhold your vote from an individual nominee, write that nominee's name on the space provided below.

IF YOU DO NOT WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE AS PROVIDED HEREIN, YOU SHALL BE DEEMED TO HAVE GRANTED SUCH AUTHORITY.

2.
To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

        ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

3.
To increase the number of shares in the Company's 2001 Omnibus Stock Plan from 1,000,000 to 1,600,000 shares.

        ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

4.
To approve the Company's Employee Stock Purchase Plan

        ☐ FOR        ☐ AGAINST        ☐ ABSTAIN

5.
In accordance with their best judgment with respect to any other business that may properly come before the meeting.

The shares represented by this Proxy will be voted and in the event instructions are given in the space provided, they will be voted in accordance therewith; if instructions are not given, they will be voted as recommended by the Board of Directors with regard to the proposals.

                            The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement.

                            DATED:

                            SIGNATURE:

                            (must correspond with name as printed in the space beside)

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 22, 2002 AT 10:30 A.M.
Proxy Statement Annual Meeting Of Stockholders To be held July 22, 2002
PROPOSAL NO. 1 ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN OTHER BENEFICIAL OWNERS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
EXECUTIVE COMPENSATION
Summary Compensation Table
Aggregated Option Exercises in Last Fiscal Year And Fiscal Year-End Option Values (1)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE CHART
PROPOSAL NO. 2
PROPOSAL NO. 3 TO INCREASE THE NUMBER OF SHARES IN THE 2001 OMNIBUS STOCK OPTION PLAN
PROPOSAL NO. 4 APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN
EQUITY COMPENSATION PLAN INFORMATION
STOCKHOLDER PROPOSALS
ANNUAL REPORT TO STOCKHOLDERS
OTHER MATTERS
SAFENET, INC. 2001 OMNIBUS STOCK PLAN
SAFENET, INC. EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I PURPOSE
ARTICLE II DEFINITIONS
ARTICLE III ELIGIBILITY AND PARTICIPATION
ARTICLE IV OFFERINGS
ARTICLE V PAYROLL DEDUCTIONS
ARTICLE VI GRANTING OF OPTION
ARTICLE VII EXERCISE OF OPTION
ARTICLE VIII WITHDRAWAL
ARTICLE IX INTEREST
ARTICLE X STOCK
ARTICLE XI ADMINISTRATION
ARTICLE XII MISCELLANEOUS